INCOME TAXES	12 Months Ended
Mar. 31, 2013
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 14:                   INCOME TAXES

At March 31, 2013, the Company had net operating loss carry forwards of approximately $128 million and $56 million for federal and state purposes, respectively. The net operating loss carry forwards expire through the year 2031. At March 31, 2013, the Company also had research and development credit carry forwards of approximately $2.8 million and $200,000 for federal and state purposes, respectively. The federal credits expire through the year 2027 and the state credits expire through the year 2019. The Tax Reform Act of 1986 (the “Act) provides for a limitation on the annual use of net operating loss and research and development tax credit carry forwards following certain ownership changes that could that could limit the Company’s ability to utilize these carry forwards. The Company most likely has experienced various ownership changes, as defined by the Act, as a result of past financings. Accordingly, the Company’s ability to utilize the aforementioned carry forwards may be limited. Cellegy’s merger with Adamis as described in Note 1, may also impact the ability for the Company to utilize certain of its net operating loss carry forwards. Additionally, U.S. tax laws limit the time during which these carry forwards may be applied against future taxes, therefore, the Company may not be able to take full advantage of these carry forwards for federal income tax purposes. The Company determined that the net operating loss carry forwards relating to Cellegy and Biosyn are limited due to the acquisitions, in 2009 and 2004 and has reflected the estimated amount of usable net operating loss carry forwards in its deferred tax assets below.

The benefit for income taxes from continuing operations consists of the following for the years ended March 31, 2013 and 2012:

	2013	2012

Current	$—	$—
Deferred	(2,707.000)	1,212,000

Total	(2,707.000)	1,212,000
Change in Valuation Allowance	2,707,000	(1,212,000)

Tax Benefit, net	$—	$—

At March 31, 2013 and 2012 the significant components of the deferred tax assets from continuing operations are summarized below:

	2013	2012

Net Operating Loss Carry forwards	$43,458,000	$40,945,000
Deferred Tax Assets	579,000	385,000

Net Deferred Tax Assets	44,037,000	41,330,000
Less Valuation Allowance	(44,037,000)	(41,330,000)

Net Deferred Tax Assets	$—	$—

Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities. In addition to net operating loss carry forwards, differences are primarily attributable to stock compensation expense, depreciation of assets, and accruals.

We have determined at March 31, 2013 and 2012 that a full valuation allowance would be required against all of our operating loss carry forwards and deferred tax assets that we do not expect to be utilized by deferred tax liabilities.

The following table reconciles our losses from continuing operations before income taxes for the years ended March 31, 2013 and 2012.

		2013	2012

Net (Loss)		$(7,195,000)	$(4,915,000)

Permanent Differences:

Non-Cash Interest		—	1,000
Meals and Entertainment		2,000	4,000
		$(7,193,000)	$(4,910,000)

Federal Statutory Rate	34.00%	$(2,446,000)	$(1,671,000)
State Income Tax, net of Federal Tax	3.63%	(261,000)	(178,000)

Permanent Differences	37.63%	—	3,060,000
Change in Valuation Allowance		2,707,000	(1,211,000)

Expected Tax Benefit		$—	$—